Exhibit (11) under N-1A
                                   Exhibit 23 under Item 601/Reg SK



                              ARTHUR ANDERSEN LLP

                            Pittsburgh, Pennsylvania







                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 15 to Form N-1A Registration Statement of Trust for Government Cash Reserves of our report dated December 26, 1996, on the financial statements of Trust for Government Cash Reserves, included in or made a part of this registration statement.



By: ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania,
January 17, 1997